Principal Funds, Inc.
Supplement dated July 31, 2017
to the Statutory Prospectus dated March 1, 2017, as revised May 2, 2017
(as supplemented on June 16, 2017 and July 1, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR MONEY MARKET FUND
In the Management section, under Investment Advisor and Portfolio Managers, delete the reference to Alice Robertson and add the following to the alphabetical list of portfolio managers:
Erika Isley (since 2017), Portfolio Manager and Trader

MANAGEMENT OF THE FUNDS
In The Manager section, delete the reference to Alice Robertson and add the following to the alphabetical list of portfolio managers:
Erika Isley has been with PGI and its affiliates since 2000. She earned a bachelor's degree in Business Management from Upper Iowa University and an M.B.A. from Drake University.